Exhibit 10.4

Pegasus Digital Mobility

Acquisition Corp.

Grand Cayman, Cayman Islands KY1-1106

April 28, 2024

EarlyBirdCapital, Inc.

366 Madison Avenue

New York, New York 10017

Ladies and Gentlemen:

Reference is made to that certain underwriting agreement (“Underwriting Agreement”), dated October 21, 2021, between Pegasus Digital Mobility Acquisition Corp., a Cayman Islands exempted company (“Company”), and Barclays Capital Inc., as representative of the Underwriters (as defined in the Underwriting Agreement) of which EarlyBirdCapital, Inc. (“EBC”) was one, as well as the Letter Agreement between the Company and EBC dated August 8, 2023 (the "Letter Agreement").

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Letter Agreement.

EBC and the Company hereby agree to amend the Letter Agreement so that upon the consummation of the Business Combination (the “Closing”), the Company shall pay to EBC the following:

(a)	$500,000 in cash from the Trust Account as the Deferred Discount;

(b)	$150,000 in cash from the Trust Account as the Expense Reimbursement;

(c)	$462,259 in cash from the Trust Account resulting from the non-redemption agreement entered into by EBC; and

(d)	$848,991 through the issuance of a promissory note by VALIDUS/STRATCAP, LLC to EBC.

If the foregoing is accurate, please confirm your agreement by countersigning this letter.

PEGASUS DIGITAL MOBILITY ACQUISITION CORP.

By:
Name:
Title:

PEGASUS TOPCO B.V.

By:
Name:
Title:

ACCEPTED AND AGREED EARLYBIRDCAPITAL, INC.

By:
Name:
Title: